Exhibit 99.1
TELEFLEX INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION
On March 20, 2009, Teleflex Holding Singapore Pte. Ltd. (“Teleflex Singapore”), a subsidiary of Teleflex Incorporated (the “Company”), completed the sale of its 51 percent share of Airfoil Technologies International — Singapore Pte. Ltd. (“ATI Singapore”) to GE Pacific Private Limited for $300 million. ATI Singapore, which provides engine repair products and services for critical components of flight turbines, was part of a joint venture between General Electric Company (“GE”) and the Company. The Company and GE are also parties to an agreement that will permit the Company to transfer its ownership interest in the remaining ATI business (together with ATI Singapore, the “ATI Business”) to GE by the end of 2009. The ATI Business meets the criteria for reporting discontinued operations under Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
The unaudited pro forma condensed Statements of Income give effect to the closing of the transaction as if the sale had been consummated at the beginning of the fiscal year ended December 31, 2006. The unaudited pro forma condensed Balance Sheet gives effect to the closing of the transaction as if the sale had been consummated on December 31, 2008. As such, the resulting gain or loss as reported in the unaudited pro forma condensed Balance Sheet as of December 31, 2008 may be different than the gain or loss that will be recognized by the Company upon the completion date of the transaction.
The pro forma results for the condensed Balance Sheet show a portion of the net cash proceeds of $190 million from the divestiture of the ATI Business as a repayment of the Term Loan Facility and the revolving line of credit under the Company’s Credit Agreement as if the repayment occurred on December 31, 2008. As a result of the repayment, the Balance Sheet also reflects the write-off of $1.1 million of the deferred financing costs related to the Term Loan Facility proportionate to the amount of the loan repayment.
The unaudited pro forma condensed financial statements described above should be read in conjunction with the historical financial statements of the Company and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the Company.

TELEFLEX INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENTS OF INCOME
(Unaudited)

	Year Ended December 31, 2008
	As Reported	Disposition		Pro Forma
	(Dollars and shares in thousands, except per share)

Net revenues	$2,420,949	$(257,428	)A	$2,163,521
Materials, labor and other product costs	1,456,782	(167,184	)A	1,289,598

Gross profit	964,167	(90,244)		873,923
Selling, engineering and administrative expenses	596,773	(17,531	)A	579,242
Restructuring and other impairment charges	27,701	—		27,701
Gain on sales of businesses and assets	(296)	—		(296)

Income from continuing operations before interest, taxes and minority interest	339,989	(72,713)		267,276
Interest expense	121,647	(26	)A
		(9,726	)B	111,895
Interest income	(2,635)	325	A	(2,310)

Income from continuing operations before taxes and minority interest	220,977	(63,286)		157,691
Taxes on income from continuing operations	52,169	(2,079	)A
		3,404	C	53,494

Income from continuing operations before minority interest	168,808	(64,611)		104,197
Minority interest in consolidated subsidiaries, net of tax	34,828	(34,081	)A	747

Income from continuing operations	$133,980	$(30,530)		$103,450

Earnings per share:
Basic:
Income from continuing operations	$3.38	$(0.77)		$2.61

Diluted:
Income from continuing operations	$3.36	$(0.77)		$2.60

Weighted average common shares outstanding:
Basic	39,584			39,584
Diluted	39,832			39,832
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Note A	Reflects the elimination of the operations of the ATI business.

Note B	Reflects the reduction in interest expense on the term loan facility and revolving line of credit, resulting from application of a portion of the proceeds on the sale of the ATI business.

(Dollars in thousands)
Lower interest expense on the term loan facility and revolving line of credit	$9,342
Lower amortization expense of debt issuance costs related to the term loan facility	384

$9,726

Note C Reflects the tax effect on the interest adjustment in Note B	$3,404

TELEFLEX INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENTS OF INCOME
(Unaudited)

	Year Ended December 31, 2007
	As Reported	Disposition		Pro Forma
	(Dollars and shares in thousands, except per share)

Net revenues	$1,934,332	$(253,975	)A	$1,680,357
Materials, labor and other product costs	1,253,978	(179,710	)A	1,074,268

Gross profit	680,354	(74,265)		606,089
Selling, engineering and administrative expenses	445,254	(15,523	)A	429,731
In-process research and development charge	30,000	—		30,000
Goodwill impairment	18,896	—		18,896
Restructuring and other impairment charges	11,352	(1,333	)A	10,019
Loss on sales of businesses and assets	1,110	—		1,110

Income from continuing operations before interest, taxes and minority interest	173,742	(57,409)		116,333
Interest expense	74,876	(192	)A
		(3,425	)B	71,259
Interest income	(10,482)	906	A	(9,576)

Income from continuing operations before taxes and minority interest	109,348	(54,698)		54,650
Taxes on income from continuing operations	122,767	(13,647	)A
		1,227	C	110,347

Loss from continuing operations before minority interest	(13,419)	(42,278)		(55,697)
Minority interest in consolidated subsidiaries, net of tax	28,949	(28,424	)A	525

Loss from continuing operations	$(42,368)	$(13,854)		$(56,222)

Earnings per share:
Basic:
Loss from continuing operations	$(1.08)	$(0.35)		$(1.43)

Diluted:
Loss from continuing operations	$(1.08)	$(0.35)		$(1.43)

Weighted average common shares outstanding:
Basic	39,259			39,259
Diluted	39,259			39,259
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Note A	Reflects the elimination of the operations of the ATI business.

Note B	Reflects the reduction in interest expense on the term loan facility and revolving line of credit from the inception date of the borrowing, October 1, 2007, through December 31, 2007, resulting from application of a portion of the proceeds on the sale of the ATI business.

(Dollars in thousands)
Lower interest expense on the term loan facility and revolving line of credit	$3,324
Lower amortization expense of debt issuance costs related to the term loan facility	101

$3,425

Note C Reflects the tax effect on the interest adjustment in Note B	$1,227

TELEFLEX INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENTS OF INCOME
(Unaudited)

	Year Ended December 31, 2006
	As Reported	Disposition		Pro Forma
	(Dollars and shares in thousands, except per share)

Net revenues	$1,690,809	$(250,335	)A	$1,440,474
Materials, labor and other product costs	1,105,652	(180,058	)A	925,594

Gross profit	585,157	(70,277)		514,880
Selling, engineering and administrative expenses	374,961	(17,769	)A	357,192
Goodwill impairment	1,003	—		1,003
Restructuring and other impairment charges	21,320	(1,709	)A	19,611
Loss on sales of businesses and assets	732	—		732

Income from continuing operations before interest, taxes and minority interest	187,141	(50,799)		136,342
Interest expense	41,200	(1,210	)A	39,990
Interest income	(6,277)	—		(6,277)

Income from continuing operations before taxes and minority interest	152,218	(49,589)		102,629
Taxes on income from continuing operations	32,919	(2,753	)A	30,166

Income from continuing operations before minority interest	119,299	(46,836)		72,463
Minority interest in consolidated subsidiaries, net of tax	23,211	(23,525	)A	(314)

Income from continuing operations	$96,088	$(23,311)		$72,777

Earnings per share:
Basic:
Income from continuing operations	$2.42	$(0.59)		$1.83

Diluted:
Income from continuing operations	$2.40	$(0.58)		$1.82

Weighted average common shares outstanding:
Basic	39,760			39,760
Diluted	39,988			39,988
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Note A	Reflects the elimination of the operations of the ATI business which was sold to GE.
The 2006 pro forma entries do not include interest and deferred financing adjustments as the related debt was not incurred until October 1, 2007.

TELEFLEX INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED BALANCE SHEETS
(Unaudited)

	As of December 31, 2008
	As Reported	Disposition		Pro Forma
	(Dollars in thousands)
ASSETS
Current assets
Cash and cash equivalents	$107,275	$300,000	A	$
		(190,049	)B		217,226
Accounts receivable, net	311,908	(28,469	)A		283,439
Inventories, net	424,653	(18,353	)A		406,300
Prepaid expenses	21,373	(585	)A		20,788
Income taxes receivable	17,958	—			17,958
Deferred tax assets	66,009	(293	)A		65,716
Assets held for sale	8,210	—			8,210

Total current assets	957,386	62,251			1,019,637
Property, plant and equipment, net	374,292	(27,697	)A		346,595
Goodwill	1,474,123	(268	)A		1,473,855
Intangibles and other assets	1,090,852	(1,261	)A
		(1,144	)B		1,088,447
Investments in affiliates	28,105	(11,870	)A		16,235
Deferred tax assets	1,986	(745	)A		1,241

Total assets	$3,926,744	$19,266			$3,946,010

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current borrowings	$108,853	$(102,180	)B		$6,673
Accounts payable	139,677	(9,840	)A		129,837
Accrued expenses	125,183	(8,465	)A
		375	A		117,093
Payroll and benefit-related liabilities	83,129	(5,580	)A		77,549
Derivative liabilities	27,370	(851	)A		26,519
Accrued interest	26,888	—			26,888
Income taxes payable	12,613	(2,591	)A
		95,259	A
		(400	)B		104,881
Deferred tax liabilities	2,227	—			2,227

Total current liabilities	525,940	(34,273)			491,667
Long-term borrowings	1,437,538	(87,869	)B		1,349,669
Deferred tax liabilities	324,678	(320	)A
		111	A		324,469
Pension and postretirement benefit liabilities	169,841	—			169,841
Other liabilities	182,864	(3,270	)A		179,594

Total liabilities	2,640,861	(125,621)			2,515,240
Minority interest in equity of consolidated subsidiaries	39,428	(35,159	)A		4,269
Commitments and contingencies Shareholders’ equity	1,246,455	180,790	A
		(744	)B		1,426,501

Total liabilities and shareholders’ equity	$3,926,744	$19,266			$3,946,010

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements

TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
Pro Forma Balance Sheet as of December 31, 2008

Note A	Reflects the proceeds, the elimination of the assets and liabilities and the adjustments to record the sale of the ATI business.

(Dollars in thousands)
Cash — proceeds	$300,000
Accrued expenses — professional fees	(375)
Income taxes payable — for taxes on sale of business units	(95,259)
Noncurrent deferred tax liability	(111)
Net assets and liabilities of business units sold	(23,465)
Cumulative translation related to business units sold included in the gain	6,773

Gain on sale of business units sold	187,563
Reclassification of cumulative translation related to business units sold included in the gain	(6,773)

$180,790

Note B	Reflects a partial repayment of the term loan facility and the revolving line of credit from a portion of the proceeds on the sale of the ATI business, the write-off of the term loan facility’s deferred financing costs in proportion to the repayment of the term loan and the tax effects related to the write-off of the financing costs.